UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2002

                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


                Delaware                                 000-21336
(State or other jurisdiction of            (Commission File Number)
Incorporation or organization)

                                   94-3177293
                    (I.R.S. Employer Identification Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

         On December 27, 2002, we entered into a transaction where our CEO, William M. Hawkins, III agreed to lend us up to $8,000,000 through June 30, 2003 pursuant to a Note and Warrant Purchase Agreement (the "Agreement") attached as
Exhibit 10.1. Pursuant to the Agreement, we issued a Secured First Note evidencing $1,800,000 of indebtedness attached as Exhibit 10.2 and a Secured Second Note evidencing $1,400,000 of indebtedness attached as Exhibit 10.3. We also amended and restated a secured bridge note that we issued to Mr. Hawkins on October 1, 2002 evidencing $3,000,000 of indebtedness. The Amended and Restated Secured Previous Note is attached as Exhibit 10.4. These notes are secured by all our assets pursuant to the terms and conditions set forth in a security agreement issued by us in favor of Mr. Hawkins. The Amended and Restated Security Agreement is attached as Exhibit 10.5 and amends and restates a
Security Agreement dated October 1, 2002. We may borrow up to an additional $1,800,000 from Mr. Hawkins through June 30, 2003 on terms and conditions contained in the Form of Secured Subsequent Note attached as Exhibit 10.6. In connection with this transaction, we have granted Mr. Hawkins certain registration rights on all issued and issuable shares of common stock held by him. The Amended and Restated Registration Rights Agreement is attached as
Exhibit 10.7 and amends and restates a Registration Rights Agreement dated October 9, 2001.

         In connection with the Agreement, we issued to Mr. Hawkins a warrant to purchase 2,000,000 shares of common stock, exercisable for four years, with an exercise price of $2.52 per share, attached as Exhibit 10.8. Mr. Hawkins has agreed to participate in a future equity or debt financing prior to March 31, 2003 by canceling up to $3,000,000 of principal and accrued interest of the notes. Mr. Hawkins has agreed to negotiate in good faith with us with respect to additional financial assistance to us on terms also to be discussed, which we currently contemplate may provide us with up to an additional $2,000,000 in financial assistance.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statement

         Not applicable.

     (b) Pro Forma Financial Information

         Not applicable.

(c) Exhibits.

   ---------------- -----------------------------------------------------------
   10.1             Note and Warrant Purchase Agreement
   ---------------- -----------------------------------------------------------
   10.2             Secured First Note
   ---------------- -----------------------------------------------------------
   10.3             Secured Second Note
   ---------------- -----------------------------------------------------------
   10.4             Amended and Restated Secured Previous Note
   ---------------- -----------------------------------------------------------
   10.5             Amended and Restated Security Agreement
   ---------------- -----------------------------------------------------------
   10.6             Form of Secured Subsequent Note
   ---------------- -----------------------------------------------------------
   10.7             Amended and Restated Registration Rights Agreement
   ---------------- -----------------------------------------------------------
   10.8             Warrant
   ---------------- -----------------------------------------------------------

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 27, 2002              THE 3DO COMPANY



                                      By:   /s/ William M. Hawkins, III
                                          --------------------------------------
                                           William M. Hawkins, III
                                           Chief Executive Officer

                                       3

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                                  EXHIBIT INDEX

   ---------------- -----------------------------------------------------------
   10.1             Note and Warrant Purchase Agreement
   ---------------- -----------------------------------------------------------
   10.2             Secured First Note
   ---------------- -----------------------------------------------------------
   10.3             Secured Second Note
   ---------------- -----------------------------------------------------------
   10.4             Amended and Restated Secured Previous Note
   ---------------- -----------------------------------------------------------
   10.5             Amended and Restated Security Agreement
   ---------------- -----------------------------------------------------------
   10.6             Form of Secured Subsequent Note
   ---------------- -----------------------------------------------------------
   10.7             Amended and Restated Registration Rights Agreement
   ---------------- -----------------------------------------------------------
   10.8             Warrant
   ---------------- -----------------------------------------------------------